ORCHID ISLAND CAPITAL

Q4 2023 Earnings Supplemental Materials

February 2, 2024

Disclaimers

Forward-Looking Information

This presentation contains forward-looking statements and information. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. Forward-looking statements include statements preceded by, followed by or that include the words “may,” “could,” “would,” “should,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project,” “intend” and similar expressions. These statements include, among others, statements regarding our portfolio and targeted assets, expected performance, anticipated returns on our investments, the mortgage backed securities markets, financing and hedging investment opportunities, funding costs, book value, interest rate sensitivity, the economy, inflation, and actual or anticipated actions of the Federal Reserve (the “Fed”), and the impact of those actual or anticipated actions on the Company.

The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. You should not place undue reliance on these forward-looking statements. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us. Some of these factors are described under the caption ‘‘Risk Factors’’ in our Annual Report on Form 10-K. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us. Except as required by law, we are not obligated to, and do not intend to, update or revise any forward looking statements, whether as a result of new information, future events or otherwise.

Table of Contents

ORCHID ISLAND CAPITAL

Financial Results

Financial Highlights for the Quarter Ended December 31, 2023

Net Income (Loss)[1]	
Q4 23	Q3 23
$0.52	$(1.68)

Book Value [1]	
Q4 23	Q3 23
$9.10	$8.92

Total Return [2]	
Q4 23	Q3 23
6.05%	(15.77)%

Dividend Declared [1]	
Q4 23	Q3 23
$0.36	$0.48

1. Data is on a per share basis
2. Equal to (a) the sum of dividends declared and paid during the quarter and changes in book value during the quarter, divided by (b) book value at the beginning of the quarter

Source: Company Press Releases

ORCHID ISLAND CAPITAL

Portfolio Highlights for the Quarter Ended December 31, 2023

Average MBS Balances (in millions)

Q4 23	Q3 23
$4,207	$4,447

Economic Leverage Ratio [1]

Q4 23	Q3 23
6.7	8.5

Speeds (3mo. Portfolio CPR)

Q4 23	Q3 23
5.5	6.0

Liquidity [2]

Q4 23	Q3 23
42.6%	35.1%

1. The economic leverage ratio is calculated by dividing ending total liabilities adjusted for net notional TBA positions by ending stockholders' equity
2. Liquidity is calculated as the percentage of unrestricted cash, cash equivalents, unpledged RMBS and unpledged U.S. Treasury securities to stockholders' equity

Source: Company Press Releases

Orchid Island Capital Financial Results for the Three Months Ended December 31, 2023

Income Statement

($ in thousands, except for per share data)

	Three Months Ended December 31,			
		2023		2022
Interest income	$	49,539	$	31,898
Interest expense		(52,325)		(29,512)
Net interest (expense) income		(2,786)		2,386
Gains (Losses) on RMBS and derivative contracts		33,977		36,728
Net portfolio loss		31,191		39,114
Expenses		4,064		4,188
Net Income (Loss)	$	27,127	$	34,926
Other comprehensive income		1		
Comprehensive net		27,128		
Basic and diluted net income (loss) per share	$	0.52	$	0.95
Weighted Average Shares Outstanding		52,396,001		36,786,056
Dividends Declared Per Common Share:	$	0.36	$	0.48

Balance Sheet

($ in thousands, except for per share data)

		31-Dec-23		31-Dec-22
ASSETS:				
Mortgage-backed securities	$	3,894,012	$	3,540,002
U.S. Treasury securities		148,820		36,382
Cash, cash equivalents and restricted cash		200,289		237,219
Accrued interest receivable		14,951		11,519
Derivative assets, at fair value		6,420		40,172
Other assets		455		442
Total Assets	$	4,264,947	$	3,865,736
LIABILITIES AND STOCKHOLDERS' EQUITY				
Repurchase agreements	$	3,705,649	$	3,378,445
Unsettled securities purchases	$	60,454	$	-
Dividends payable		6,222		5,908
Derivative liabilities, at fair value		12,694		7,161
Accrued interest payable		7,939		9,209
Due to affiliates		1,013		1,131
Other liabilities		1,031		25,119
Total Liabilities		3,795,002		3,426,973
Total Stockholders' Equity		469,945		438,763
Total Liabilities and Stockholders' Equity	$	4,264,947	$	3,865,736
Common shares outstanding		51,636,074		36,764,983
Book value per share	$	9.10	$	11.93

Source: Company Financials

ORCHID ISLAND CAPITAL

Orchid Island Capital Financial Results for the Three Months Ended December 31, 2023

Adjusted Economic Income in Dollars ($ in thousands)

	Q4 2023	Q3 2023	Q2 2023	Q1 2023
Interest income	$ 49,539	$ 50,107	$ 39,911	$ 38,012
Plus/(minus) discount accretion/premium amortization due to paydowns	8,067	7,252	4,886	4,774
Less interest expense on repurchase agreement funding	52,325	58,705	48,671	42,217
Gains/(losses) on hedging derivative instruments attributable to current period[1]	28,340	24,440	23,482	19,211
Less Expenses	4,064	4,644	4,818	5,003
Adjusted economic income	29,557	18,450	14,790	14,777
Dividends declared	$ 18,826	$ 23,823	$ 19,671	$ 18,807

Adjusted Economic Income per Share*

	Q4 2023	Q3 2023	Q2 2023	Q1 2023
Interest income	$ 0.95	$ 1.05	$ 0.99	$ 0.99
Plus/(minus) discount accretion/premium amortization due to paydowns	0.15	0.15	0.12	0.12
Less interest expense on repurchase agreement funding	1.00	1.23	1.21	1.10
Gains/(losses) on hedging derivative instruments attributable to current period[1]	0.54	0.51	0.58	0.50
Less Expenses	0.08	0.10	0.12	0.13
Adjusted economic income	0.56	0.38	0.36	0.38
Dividends declared	$ 0.36	$ 0.48	$ 0.48	$ 0.48

*Weighted average shares for the period ended 12/31/2023 was 52,396,001

1. See slide 30 for a reconciliation of this non-GAAP financial measure

Source: Company Financials

ORCHID ISLAND CAPITAL

Market Developments

U.S. Treasury, U.S. Dollar Swap, Yield Spread Curve



US Treasury Curve
Yield (%)
6.0%
5.0%
4.0%
3.0%
6Mo
1Yr
2Yr
3Yr
5Yr
7Yr
10Yr
30Yr
3Mo
1Mo
09/30/23
12/31/23
01/19/24
SOFR Swap Curve
3-Month Treasury Bill vs 10-Year Treasury Note Yield Spread
High: 2.972% 09/05/13
01/26/24: -1.221%
Low: -1.868% 05/03/23
3.0%
2.0%
1.0%
0.0%
-1.0%
-2.0%
Feb-13
Aug-13
Feb-14
Aug-14
Feb-15
Aug-15
Feb-16
Aug-16
Feb-17
Aug-17
Feb-18
Aug-18
Feb-19
Aug-19
Feb-20
Aug-20
Feb-21
Aug-21
Feb-22
Aug-22
Feb-23
Aug-23
Feb-24

Source: Bloomberg Data

ORCHID ISLAND CAPITAL

10-Year U.S. Treasury Note vs MBS Current Coupon



2010 – Current: 10Yr Treasury Note/Current Coupon Spread
200
150
100
50
0
Jan-2010
Jan-2011
Jan-2012
Jan-2013
Jan-2014
Jan-2015
Jan-2016
Jan-2017
Jan-2018
Jan-2019
Jan-2020
Jan-2021
Jan-2022
Jan-2023
Jan-2024
03/19/20: 165 bps
05/26/23: 200 bps
12/13/22: 190 bps
01/26/24: 140 bps



FNCL Change
108.0
106.0
104.0
102.0
100.0
98.0
96.0
10/1/23
11/1/23
12/1/23
1/1/24
FNCL 3.0
FNCL 4.0
FNCL 5.0
FNCL 6.0



1 Year FNCL Roll
Roll Close in ticks (1/32)
10
8
6
4
2
0
-2
-4
-6
1/1/23
2/1/23
3/1/23
4/1/23
5/1/23
6/1/23
7/1/23
8/1/23
9/1/23
10/1/23
11/1/23
12/1/23
1/1/24
30Y 3s UMBS/FNMA
30Y 4s UMBS/FNMA
30Y 5s UMBS/FNMA
30Y 6s UMBS/FNMA

Source: Bloomberg Data

ORCHID ISLAND CAPITAL

Swaption Implied Volatility



3m x 10Y Normal Vol
160
150
140
130
120
110
100
90
80
Jan-23
Apr-23
Jul-23
Oct-23
Jan-24
3M x 10Y USD Normal Annual Vol (BPS/ANNUM)



Swaption Implied Volatility (MOVE Index)
200
180
160
140
120
100
80
60
40
20
Jan-14
Apr-14
Jul-14
Oct-14
Jan-15
Apr-15
Jul-15
Oct-15
Jan-16
Apr-16
Jul-16
Oct-16
Jan-17
Apr-17
Jul-17
Oct-17
Jan-18
Apr-18
Jul-18
Oct-18
Jan-19
Apr-19
Jul-19
Oct-19
Jan-20
Apr-20
Jul-20
Oct-20
Jan-21
Apr-21
Jul-21
Oct-21
Jan-22
Apr-22
Jul-22
Oct-22
Jan-23
Apr-23
Jul-23
Oct-23
Jan-24

Source: Citi Velocity, Bloomberg Data

ORCHID ISLAND CAPITAL

Refinancing Activity

Refi Index vs. Mortgage Rates



7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
Refi Index
8.5
8.0
7.5
7.0
6.5
6.0
5.5
5.0
4.5
4.0
3.5
3.0
2.5
Mortgage Rate (%)
Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 Dec-22 Mar-23 Jun-23 Sep-23 Dec-23
Aggregate Refi Index - 348
Mortgage Rates (0-pt) - 7.88%

Primary – Secondary Spreads



250.0
200.0
150.0
100.0
50.0
bps
Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 Dec-22 Mar-23 Jun-23 Sep-23 Dec-23

Refi Index vs. Percent In-The-Money ("ITM")



6,000
5,000
4,000
3,000
2,000
1,000
0
Refi Index
80
70
60
50
40
30
20
10
0
%ITM
Apr-20 Jul-20 Oct-20 Jan-21 Apr-21 Jul-21 Oct-21 Jan-22 Apr-22 Jul-22 Oct-22 Jan-23 Apr-23 Jul-23 Oct-23
Pcnt ITM (All 30-yr) - 0%
Aggregate Refi Index - 348

Source: Wells Fargo Securities

ORCHID ISLAND CAPITAL

Portfolio Characteristics, Credit & Hedge Positions

Investment Portfolio

During the fourth quarter of 2023, the market reached cyclical highs in interest rates and mortgage spreads, so Orchid reduced both the size of the portfolio and leverage. Mid quarter as the market reversed and rallied hard into quarter end mortgage spreads tightened and Orchid's book value increased, as did the income generated by the portfolio as we continued to shift the focus of our 30-year pass-through holdings up in coupon.

Developments During the Quarter:

- Reduced allocation to 30yr 3.0% by 38% and added 7.0% coupon securities
- Continued to increase the weighted average coupon of the fixed rate MBS portfolio from 4.05% to 4.33% at September 30, 2023 and December 31, 2023, respectively.
- Realized yield[1] on portfolio increased from 4.51% to 4.71% at September 30, 2023 and December 31, 2023, respectively.
- Inclusive of hedge instruments, economic net interest spread[2] for the quarter was 2.35% from 1.33% for third quarter of 2023.

1. Defined as GAAP interest income divided by average of the beginning and ending balance of the MBS portfolio
2. See appendix for calculations and reconciliation to net interest income

Targeted assets:

- Orchid Island Capital's portfolio consists entirely of highly liquid Agency fixed rate pass through securities, interest only securities, and inverse interest-only securities
- Agency pass throughs are fixed rate 30-year and 15-year securities in specified pools or TBA form
- Orchid retains ample access to financing sources in excess of needs via the repurchase agreement funding market
- Orchid self clears all security buys and sells and manages all margin activity related to the funding of assets and hedging our interest rate exposure

Source: Company Press Releases

Investment Portfolio Pass-Through Holdings

Over the course of 2023 we progressively migrated the portfolio holdings into higher coupons, increasing the weighted average coupon from 3.47% at December 31, 2022 to 4.33% at December 31, 2023 while retaining a bias towards discount securities with more favorable convexity characteristics in the event of a decline in long end rates.


Portfolio Holdings 12/31/2023
2,500.0
2,000.0
1,500.0
1,000.0
500.0
-
3.0% 3.5% 4.0% 4.5% 5.0% 5.5% 6.0% 6.5% 7.0%
30-Year Fixed Rate RMBS 15-Year Fixed Rate RMBS TBA Deriv


Portfolio Holdings 09/30/2023
2,500.0
2,000.0
1,500.0
1,000.0
500.0
-
3.0% 3.5% 4.0% 4.5% 5.0% 5.5% 6.0% 6.5% 7.0%
30-Year Fixed Rate RMBS 15-Year Fixed Rate RMBS TBA Deriv


Portfolio Holdings 12/31/2022
2,500.0
2,000.0
1,500.0
1,000.0
500.0
-
3.0% 3.5% 4.0% 4.5% 5.0% 5.5% 6.0% 6.5% 7.0%
30-Year Fixed Rate RMBS 15-Year Fixed Rate RMBS TBA Deriv

*The above excludes U.S. Treasury Bills valued at $99.7 million as of 12/31/2023

Source: Company Press Releases

ORCHIDISLAND CAPITAL

Investment Portfolio Funding Costs as of December 31, 2023

Orchid's interest rate hedges with a notional balance (excluding short TBA positions, interest rate floors/caps) equal to approximately 85% of our repo liability balance has contained the rapid expansion of our funding cost as the Federal Reserve has increased rates.

- Average repo rate for the quarter ended December 31, 2023 was 5.55% compared to 5.49% for the quarter ended September 30, 2023
- Repurchase obligation weighted average maturity as of December 31, 2023 was 26 days compared to 32 days as of September 30, 2023
- Orchid Island Capital's average economic cost of funds[1], inclusive of interest rate swaps, swaptions, and U.S. Treasury future short positions was 2.36% for the quarter ended December 31, 2023 vs 3.18% for the quarter ended September 30, 2023
- Orchid Island Capital currently has 21 different counterparties that provide funding (see Appendix for details)



6.00%
5.50%
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
Dec-19
Mar-20
Jun-20
Sep-20
Dec-20
Mar-21
Jun-21
Sep-21
Dec-21
Mar-22
Jun-22
Sep-22
Dec-22
Mar-23
Jun-23
Sep-23
Dec-23
Avg 1M SOFR
Cost of funds
Economic Cost of Funds

Agency Repurchase Agreements

Term	Amount ($ in thousands)	Interest Rate
Repo Funding ≤30 days	$2,966,650	5.55%
Repo Funding >30 days	$738,999	5.54%
Total	$3,705,649	5.55%
Swaps (Pay Fixed vs. Receive SOFR)	$(2,326,500)	2.24%
Blended Cost of Funds		4.27%

1. See appendix for calculations and reconciliations

Source: Company Press Releases

ORCHID ISLAND CAPITAL

Hedging Positions

While the Federal Reserve has continued to increase funding rates, Orchid has hedge positions equal to approximately 85% of our repo funding liability (excluding TBA shorts, interest rate caps/floors) with an emphasis towards interest rate swaps. The migration of the pass-through portfolio into higher coupons has also reduced the interest rate sensitivity of the portfolio.

- Total notional balance of all hedge positions of $(4,613.7) million, equal to 125% of repo funding liabilities
- Interest rate swaps with a notional balance of $(2,326) million at December 31, 2023
  - Covered 63% of our repo funding liability
  - Weighted average pay fix rate of 2.24%
- Swaption with notional balance of $(800) million at December 31, 2023
- Short TBA positions of $(70.7) million (FNCL 3.0), $(250) million (FNCL 5.0), and $(325) million (FNCL 5.5)
- SOFR and U.S. Treasury future short position of $(841.5) million at December 31, 2023

Hedge Positions – Summary Metrics — Three Months Ended December 31, 2023

	Notional ($ in thousands)	Hedge Period Average End	Mark to Market Gain (Loss) ($ in thousands)	Mark to Market Gain (Loss) / Share*
Interest Rate Swaps	$(2,326,500)	Nov-29	$(81,600)	$(1.56)
Short Future Positions	$(841,500)	Jun-24	$(33,992)	$(0.65)
Swaptions & Rate Derivatives	$(800,000)	May-24	$(1,413)	$(0.02)
Short TBAs	$(645,700)	Jan-24	$(32,012)	$(0.61)
Totals	$(4,613,700)		$(149,017)	$(2.84)

*Weighted average shares for the period ended 12/31/2023 was 52,396,001

Source: Company Press Releases

Hedging Positions

Interest Rate Futures

($ in thousands)	Contract Notional Amount	Weighted Average Entry Rate	Weighted Average Effective Rate	Open Equity[1]
As of December 31, 2023	*(Short Position)*[2]			
3-Month SOFR Future	100,000	3.92%	3.77%	(300)
Mar 2024 5-year T-Note	421,500	4.36%	4.04%	(9,936)
Mar 2024 10-year T-Note	320,000	4.38%	4.39%	(11,393)
	$ 841,500			(21,629)
As of September 30, 2023	*(Short Position)*[2]			
Dec 2023 5-year T-Note	471,500	4.33%	4.78%	5,414
Dec 2023 10-year T-Note	395,000	4.24%	4.97%	9,069
	$ 866,500			14,483

TBA Positions

($ in thousands)	Notional Amount (Short)	Cost Basis	Market Value	Net Carrying Value
As of December 31, 2023				
FNCL 3.0 1/24	(70,700)	(59,278)	(62,647)	(3,369)
FNCL 5.0 1/24	(250,000)	(242,725)	(247,657)	(4,932)
FNCL 5.5 1/24	(325,000)	(322,410)	(326,803)	(4,393)
	$ (645,700)	$ (624,413)	$ (637,107)	$ (12,694)
As of September 30, 2023				
FNCL 3.0 11/23	(350,000)	(297,154)	(290,117)	7,037
FNCL 6.0 10/23	(100,000)	(99,872)	(98,766)	1,106
FNCL 6.5 10/23	(152,500)	(154,382)	(153,310)	1,072
	$ (602,500)	$ (551,409)	$ (542,193)	$ 9,216

1. Open equity represents the cumulative gains (losses) recorded on open futures positions from inception.
2. 5-year T-Note and 10-year T-Note futures contracts were valued at a price of $108.77 and $112.89 at December 31, 2023.
3. 3-Month SOFR futures expire every 3 months starting June 2024 and ending March 2026.

Swap Agreements

($ in thousands)		Notional Amount	Average Fixed Pay Rate	Average Receive Rate		Net Estimated Fair Value	Weighted Avg Maturity (Years)
As of December 31, 2023							
Expiration > 1 to ≤ 5 years	$	500,000	0.84%	5.64%		41,817	2.7
Expiration > 5 years		1,826,500	2.62%	5.40%		109,139	6.8
	$	2,326,500	2.24%	5.45%	$	150,957	5.9
As of September 30, 2023							
Expiration > 1 to ≤ 5 years	$	500,000	0.84%	5.31%		56,796	3.0
Expiration > 5 years		2,126,500	2.84%	5.31%		189,872	7.4
	$	2,626,500	2.46%	5.31%	$	246,668	6.6

Swaptions & Rate Derivatives

	Option			Underlying Swap			
($ in thousands)	Cost[3]	Fair Value	WAVG Months to Expiration	Notional Amount	Fixed Pay Rate	Receive Rate (SOFR)	Weighted Avg Maturity (Years)
As of December 31, 2023							
Payer Swaption	1,619	72	5	800,000	5.40%	Overnight	1.00
Total / WAVG	$ 1,619	$ 72	5	800,000	5.40%		1.00
As of September 30, 2023							
Payer Swaption	1,619	1,418	8	800,000	5.40%	Overnight	1.00
Long Leg 2s30s Spread Floor	2,500	3,981	19	1,000,000	n/a	n/a	n/a
Short Leg 2s30s Spread Floor	(1,358)	(2,500)	19	(1,000,000)	n/a	n/a	n/a
2s10s Cap	1,450	704	4	200,000	n/a	n/a	n/a
Total / WAVG	$ 4,212	$ 3,602	7	1,000,000	5.40%		1.00

Source: Company Press Releases

ORCHID ISLAND CAPITAL

Current Agency Conventional 30-year Fixed Rate Risk Metrics

Below are the return projections under various scenarios of conventional 30-year fixed rate Agency RMBS, option adjusted spreads, effective duration and convexity figures, as well as Orchid's portfolio allocation to each. All figures are as of December 31, 2023.

					Interest Rate Sensitivities				
Coupon	Current Price [1] ($)	OAS [2]	Effective Duration[2]	Effective Convexity[2]	-50 bps[3] ($)	+50 bps[3] ($)	Bull Steepener[4] ($)	Bear Flattener[4] ($)	ORC Portfolio Allocation[5]
3.0	88.61	72.37	6.36	-0.44	3.13	-3.23	3.45	-3.43	32.2%
3.5	91.89	61.31	5.77	-0.78	2.79	-2.97	3.18	-3.23	4.7%
4.0	94.70	57.74	4.81	-0.93	2.29	-2.52	3.52	-3.48	13.7%
4.5	97.08	57.84	3.98	-1.30	1.83	-2.14	2.28	-2.54	8.5%
5.0	99.06	61.78	3.20	-1.42	1.43	-1.78	1.88	-2.21	14.1%
5.5	100.55	67.86	2.38	-1.25	1.04	-1.36	1.42	-1.82	7.1%
6.0	101.64	73.76	1.63	-1.14	0.69	-0.96	1.00	-1.40	8.4%
6.5	102.50	74.92	1.15	-0.60	0.52	-0.66	0.81	-1.04	8.9%
7.0	103.18	91.00	1.10	-0.23	0.53	-0.59	0.84	-0.94	2.0%

1. TBA prices at 12/31/23
2. Per YieldBook
3. Parallel 50bp interest rate shifts
4. Represents YieldBook's default scenario Bull Steepener (+50) and Bear Flattener (-50)
5. Table excludes TBA long positions, interest only securities, and 15yr MBS

Source: Yieldbook

ORCHID ISLAND CAPITAL

Investment Portfolio Interest Rate Sensitivity

Orchid's Agency RMBS portfolio consists predominantly of 30-year, fixed rate pass through securities with a bias towards securities with favorable convexity characteristics and expected returns in various interest rate scenarios. Combined with our hedge positions the portfolio has a very modest sensitivity to interest rates.

($ in thousands)

			Model Interest Rate Sensitivity	
Agency RMBS Assets	Market Value /Notional	Dollar Duration (per .01% change in yield)	-50 bps ($)	+50 bps ($)
30-year MBS	$3,877,082	1,717	86,220	(92,219)
IO/IIO Securities	$16,930	(3)	(197)	141
Total RMBS Assets	$3,894,012	1,714	86,023	(92,078)

Hedge Position	$4,613,700	(1,781)	(90,659)	90,365
Net Duration Gap		(67)	(4,636)	(1,713)
Duration Gap / Total Equity[1]			(0.99%)	(0.36%)

1. Total equity of $469.9 million at 12/31/23

Source: Company Press Releases

ORCHID ISLAND CAPITAL

Investment Portfolio Prepayment Experience

In the current interest rate environment, prepayment rates for Agency RMBS remain very low. More seasoned securities tend to prepay slightly faster, increasing returns when such securities are priced at a discount.

		Prepayment Speeds (CPR)				
Securities (by coupon)	WALA[1]	December 2023	November 2023	October 2023	Q4 2023	Q3 2023
30-year MBS						
3.0	33	4.1%	4.9%	5.7%	4.9%	6.0%
3.5	46	4.4%	6.9%	9.5%	7.1%	6.3%
4.0	23	2.0%	1.9%	4.9%	3.0%	4.9%
4.5	18	7.2%	3.8%	8.8%	6.7%	6.8%
5.0	16	4.5%	2.9%	2.9%	3.6%	7.3%
5.5	9	0.6%	4.6%	8.0%	4.5%	3.4%
6.0	9	8.0%	10.1%	9.2%	9.2%	8.0%
6.5	5	9.6%	5.4%	12.1%	9.1%	-
7.0	3	0.8%	10.0%	-	-	-
IO/IIO						
3.0	107	0.8%	0.9%	0.7%	0.8%	0.7%
3.745	75	1.8%	11.2%	7.3%	6.9%	4.1%
4.0	115	12.1%	5.6%	6.0%	8.4%	6.2%
4.5	162	8.8%	3.3%	8.2%	6.8%	8.2%
5.0	162	10.0%	1.0%	17.0%	9.6%	10.2%
Total	25	4.8%	4.8%	6.6%	5.5%	6.0%

1. Weighted average loan age in months as of 12/31/2023

Source: Bloomberg Data

ORCHID ISLAND CAPITAL

Orchid Island Capital – Q4 Wrap-up and Outlook

The very challenging market environment we have experienced over the last two years appears to have subsided. While interest rates and the pressure on MBS spreads appear to have eased, the economy remains stable, and inflation elevated. The economic stability should not deter the Fed from lowering rates as long as inflation continues to moderate. We believe investment opportunities are attractive, our funding costs are contained, and our earnings should expand even with modest rate cuts by the Fed.

Looking back:

- As the fourth quarter started it appeared interest rates were headed materially higher and likely to stay high for an extended period. Demand for Agency MBS eroded, and MBS spreads reached the cycle high in late October.
- Then economic data softened – especially inflation data. The market turned and rallied hard into the end of the quarter. The Fed appeared to signal they were done raising rates and expected to beginning easing in 2024. The market priced in approximately 6 interest rate cuts by the end of 2024.

Looking forward:

- The market got ahead of itself. The economy appears headed for a soft landing and a recession does not appear imminent. If inflation continues to moderate the Fed will likely ease rates somewhat over the balance of the year, but not start to do so until later in the year. This is not what the market was expecting as 2023 came to a close.
- This is not a bad outcome for Orchid and levered MBS investors. We believe investment opportunities remain very attractive, our funding costs have been well contained through our hedging strategy and our earnings have room to expand even with modest rate decreases. The severe pressure on book value experienced over the last two years appears to have subsided.

Appendix

Commercial Bank & Federal Reserve MBS Holdings



Commercial Banks & Federal Reserve Holdings of MBS
3,200
3,000
2,800
2,600
2,400
2,200
2,000
1,800
1,600
1,400
1,200
High: 2,987 02/01/22
High: 2,718 08/01/22
01/17/24: 2532.2
01/17/24: 2431.7
Jan-20
Apr-20
Jul-20
Oct-20
Jan-21
Apr-21
Jul-21
Oct-21
Jan-22
Apr-22
Jul-22
Oct-22
Jan-23
Apr-23
Jul-23
Oct-23
Jan-24
Bank Holdings
Fed Holdings

Note: Data include the following types of institutions in the fifty states and the District of Columbia: domestically chartered commercial banks; U.S. branches and agencies of foreign banks; and Edge Act and agreement corporations. The latter two categories together are referred to on this release as "foreign-related institutions." Data exclude International Banking Facilities. Weekly levels are Wednesday values; monthly levels are pro rata averages of Wednesday values. The data for domestically chartered commercial banks and U.S. branches and agencies of foreign banks are estimated by benchmarking weekly data provided by a sample of banks to quarter-end reports of condition (Call Reports). Large domestically chartered commercial banks are defined as the top 25 domestically chartered commercial banks, ranked by domestic assets as of the previous commercial bank Call Report to which the H.8 release data have been benchmarked. Small domestically chartered commercial banks are defined as all domestically chartered commercial banks not included in the top 25. The data for large and small domestically chartered banks are adjusted to remove the estimated effects of mergers and panel shifts between these two bank groups. (See www.federalreserve.gov/releases/h8/about.htm for more information on how these data were constructed.)

Source: Federal Reserve

ORCHIDISLAND CAPITAL

Cross Asset Fixed Income Performance by U.S. Aggregate Bond Index Component



Q4 2023 Returns
13%
11%
9%
7%
5%
3%
1%
-1%
-3%
-5%
3.48%
7.48%
5.66%
5.25%
5.46%
6.82%
6.39%
7.89%
7.17%
4.72%
7.16%
9.73%
11.68%
ABS
MBS
Treasuries
CMBS
Agency/Sov/Supra
US Agg Index
IG Corporates
Munis
EM IG
TIPS
High Yield
EM HY
S&P 500



Year Ended 12/31/2023 Returns
28%
24%
20%
16%
12%
8%
4%
0%
5.54%
5.05%
4.05%
5.42%
5.83%
5.53%
8.52%
6.40%
6.82%
3.90%
13.44%
13.11%
26.26%
ABS
MBS
Treasuries
CMBS
Agency/Sov/Supra
US Agg Index
IG Corporates
Munis
EM IG
TIPS
High Yield
EM HY
S&P 500

Source: Bloomberg Data

Orchid Island Capital Leverage Ratio History



Leverage Ratio
11.0
10.0
9.0
8.0
7.0
6.0
5.0
7.9
6.8
Jun-13
Dec-13
Jun-14
Dec-14
Jun-15
Dec-15
Jun-16
Dec-16
Jun-17
Dec-17
Jun-18
Dec-18
Jun-19
Dec-19
Jun-20
Dec-20
Jun-21
Dec-21
Jun-22
Dec-22
Jun-23
Dec-23
Adjusted Leverage (1)
Economic Leverage (2)

1. The adjusted leverage ratio is calculated by dividing ending repurchase agreement liabilities by ending stockholders' equity
2. The economic leverage ratio is calculated by dividing ending total liabilities adjusted for net notional TBA positions by ending stockholders' equity

Source: Company Press Releases

Orchid Island Capital MBS Portfolio Characteristics as of December 31, 2023

Type	Face	FMV	Percent of Portfolio	Current Price	CPN	GWAC	AGE	WA Mat	1m CPR	3m CPR	Int Rate Sensitivity (-50 BPS) [1]	Int Rate Sensitivity (+50 BPS) [1]
Fixed Rate MBS												
30yr 3.0	1,397,684,194	1,254,194,378	32.21%	89.73	3.00%	3.46%	33	322	4.1%	4.9%	39,038,735	(39,467,918)
30yr 3.5	194,228,826	182,007,511	4.67%	93.71	3.50%	4.04%	46	303	4.4%	7.1%	5,099,635	(5,146,682)
30yr 4.0	562,106,830	533,973,595	13.71%	95.00	4.00%	4.78%	23	334	2.0%	3.0%	13,625,703	(14,487,727)
30yr 4.5	341,313,334	332,168,111	8.53%	97.32	4.50%	5.45%	18	340	7.2%	6.7%	6,793,418	(7,445,025)
30yr 5.0	552,620,293	549,323,884	14.11%	99.40	5.00%	5.93%	16	341	4.5%	3.6%	10,329,469	(11,709,020)
30yr 5.5	271,469,429	275,464,879	7.07%	101.47	5.50%	6.43%	9	350	0.6%	4.5%	4,246,096	(5,093,177)
30yr 6.0	321,520,542	327,820,438	8.42%	101.96	6.00%	6.99%	9	346	8.0%	9.2%	3,768,349	(4,616,400)
30yr 6.5	335,505,082	344,680,353	8.85%	102.73	6.50%	7.39%	5	352	9.6%	9.1%	2,785,071	(3,601,548)
30yr 7.0	74,696,685	77,449,198	1.99%	103.68	7.00%	7.94%	3	356	0.8%	-	533,512	(651,603)
30yr Total	4,051,145,216	3,877,082,349	99.57%	95.70	4.33%	5.06%	22	334	4.61%	5.39%	86,219,988	(92,219,101)
Total Pass-Through MBS	4,051,145,216	3,877,082,349	99.57%	95.70	4.33%	5.06%	22	334	4.61%	5.39%	86,219,988	(92,219,101)
Structured MBS											-	-
IO 20yr 4.0	8,770,719	882,298	0.02%	10.06	4.00%	4.57%	144	89	11.1%	9.6%	4,687	(4,547)
IO 30yr 3.0	2,962,685	359,354	0.01%	12.13	3.00%	3.64%	107	241	0.8%	0.8%	(490)	(388)
IO 30yr 4.0	81,439,179	14,261,984	0.37%	17.51	4.00%	4.60%	112	239	12.2%	8.3%	(293,146)	224,296
IO 30yr 4.5	3,487,161	674,413	0.02%	19.34	4.50%	4.99%	162	185	8.8%	6.8%	(5,980)	3,265
IO 30yr 5.0	1,894,403	393,941	0.01%	20.80	5.00%	5.36%	162	186	10.0%	9.6%	(7,083)	4,927
IO Total	98,554,147	16,571,992	0.43%	16.82	4.01%	4.60%	118	223	11.6%	8.1%	(302,012)	227,553
IIO 30yr 4.0	26,775,832	357,597	0.01%	1.34	0.00%	4.40%	75	274	1.8%	6.9%	105,417	(86,886)
Total Structured MBS	125,329,979	16,929,588	0.435%	13.51	3.15%	4.55%	109	234	9.5%	7.9%	(196,595)	140,667
Mortgage Assets												
Total Mortgage Assets	$ 4,176,475,195	$ 3,894,011,937	100%		4.30%	5.05%	25	331	4.76%	5.46%	$ 86,023,393	$ (92,078,433)
Hedge [2]	Average Notional Balance	Hedge Period Average End									Int Rate Sensitivity (-50 BPS) [1]	Int Rate Sensitivity (+50 BPS) [1]
3-Month SOFR Futures	(100,000,000)	Mar-2026									(1,000,000)	1,000,000
5-Year Treasury Future	(421,500,000)	Mar-2024									(8,818,199)	8,685,594
10-Year Treasury Future	(320,000,000)	Mar-2024									(10,338,720)	10,036,123
Swaps	(2,326,500,000)	Nov-2029									(59,619,500)	57,474,961
TBA Short	(645,700,000)	Jan-2024									(10,821,779)	12,804,091
Swaptions	(800,000,000)	May-2024									(61,368)	364,539
Hedge Total	$ (4,613,700,000)										(90,659,565)	90,365,310
Rate Shock Grand Total											$ (4,636,172)	$ (1,713,124)

Note: Above table excludes 6mo Treasury Bills valued at $99.7 million. The 6mo bills were purchased to post as collateral for hedge positions.

(1) Modeled results from Yield Book. Interest rate shocks assume instantaneous parallel shifts and horizon prices are calculated assuming constant SOFR option-adjusted spreads. These results are for illustrative purposes only and actual results may differ materially.

(2) See slide 19 for additional hedge detail

Source: Company Press Releases

ORCHIDISLAND CAPITAL

Orchid Credit Counterparties

($ in thousands)

As of December 31, 2023				
Counterparty	Total Outstanding Balances	% of Total	Weighted Average Maturity in Days	Longest Maturity
RBC Capital Markets, LLC	300,275	8.1%	16	1/17/2024
Citigroup Global Markets Inc	298,549	8.1%	26	1/26/2024
Mitsubishi UFJ Securities (USA), Inc	284,167	7.7%	22	1/29/2024
J.P. Morgan Securities LLC	266,958	7.2%	18	1/18/2024
Cantor Fitzgerald & Co	257,999	7.0%	44	2/13/2024
ASL Capital Markets Inc.	244,611	6.6%	17	1/29/2024
Wells Fargo Bank, N.A.	218,540	5.9%	26	1/26/2024
Mirae Asset Securities (USA) Inc.	200,200	5.4%	52	4/22/2024
Merrill Lynch, Pierce, Fenner & Smith	193,715	5.2%	16	1/26/2024
Daiwa Securities America Inc.	179,787	4.9%	24	1/24/2024
ABN AMRO Bank N.V.	177,114	4.8%	20	1/31/2024
Bank of Montreal	169,041	4.6%	16	1/16/2024
StoneX Financial Inc.	168,852	4.6%	16	1/16/2024
Goldman, Sachs & Co	160,410	4.3%	18	1/29/2024
Santander Bank, N.A.	154,412	4.2%	71	3/22/2024
ING Financial Markets LLC	128,758	3.5%	16	1/16/2024
Marex Capital Markets Inc.	115,143	3.1%	10	1/16/2024
DV Securities, LLC Repo	88,423	2.4%	48	2/29/2024
South Street Securities, LLC	80,295	2.2%	59	2/28/2024
Lucid Cash Fund USG LLC	9,840	0.3%	18	1/18/2024
Lucid Prime Fund, LLC	8,560	0.2%	18	1/18/2024
Total / Weighted Average	**$ 3,705,649**	**100.0%**	**26**	**4/22/2024**

Source: Company Press Releases

Gains (Losses) on Derivative Instruments

Gains (Losses) on Derivative Instruments

(in thousands)

	Recognized in Income Statement (GAAP)	TBA Securities Gain (Loss) Short Positions	TBA Securities Gain (Loss) Long Positions	Economic Hedges Attributed to Current Period (Non-GAAP)	Economic Hedges Attributed to Future Periods (Non-GAAP)
Three Months Ended					
December 31, 2023	$ (149,016)	$ (29,750)	$ (2,262)	$ 28,340	$ (145,344)
September 30, 2023	142,042	21,511	(2,024)	24,440	98,115
June 30, 2023	93,367	15,599	(574)	23,482	54,860
March 31, 2023	(41,156)	(5,990)	-	19,211	(54,377)
December 31, 2022	(12,319)	(9,700)	-	9,414	(12,033)
September 30, 2022	183,930	10,642	106	4,154	169,028
June 30, 2022	103,367	1,013	1,067	1,605	99,682
March 31, 2022	177,498	2,539	27	(1,605)	176,537
Years Ended					
December 31, 2023	$ 45,237	$ 1,370	$ (4,860)	$ 95,473	$ (46,746)
December 31, 2022	452,476	4,494	1,200	13,568	433,214

Economic Interest Expense and Economic Net Interest Income

(in thousands)

	Interest Income	Interest Expense on Borrowings: GAAP Interest Expense	Interest Expense on Borrowings: Gains (Losses) on Derivative Instruments Attributed to Current Period(1)	Interest Expense on Borrowings: Economic Interest Expense(2)	Net Interest Income: GAAP Net Interest Income	Net Interest Income: Economic Net Interest Income(3)
Three Months Ended						
December 31, 2023	$ 49,539	$ 52,325	$ 28,340	$ 23,985	$ (2,786)	$ 25,554
September 30, 2023	50,107	58,705	24,440	34,265	(8,598)	15,842
June 30, 2023	39,911	48,671	23,482	25,189	(8,760)	14,722
March 31, 2023	38,012	42,217	19,211	23,006	(4,205)	15,006
December 31, 2022	31,897	29,512	9,414	20,098	2,385	11,799
September 30, 2022	35,611	21,361	4,154	17,207	14,250	18,404
June 30, 2022	35,268	8,180	1,605	6,575	27,088	28,693
March 31, 2022	41,857	2,655	(1,605)	4,260	39,202	37,597
Years Ended						
December 31, 2023	$ 177,569	$ 201,918	$ 95,473	$ 106,445	$ (24,349)	$ 71,124
December 31, 2022	144,633	61,708	13,568	48,140	82,925	96,493

The tables to the left present a reconciliation of the adjustments to interest expense shown for each period relative to our derivative instruments, and the income statement line item, gains (losses) on derivative instruments, calculated in accordance with GAAP for the year ended December 31, 2023 and 2022, and for each quarter of 2023 and 2022.

1. Reflects the effect of derivative instrument hedges for only the period presented.
2. Calculated by adding the effect of derivative instrument hedges attributed to the period presented to GAAP interest expense.
3. Calculated by adding the effect of derivative instrument hedges attributed to the period presented to GAAP net interest income.

Source: Company Financials

Economic Net Interest Spread

The tables below provide information on our portfolio average balances, interest income, yield on assets, average borrowings, interest expense, cost of funds, net interest income and net interest spread for the year ended December 31, 2023 and 2022, and each quarter of 2023 and 2022 on both a GAAP and economic basis.

($ in thousands)

	Average RMBS Held[(1)]	Interest Income	Yield on Average RMBS	Average Borrowings[(1)]	Interest Expense		Average Cost of Funds	
					GAAP Basis	Economic Basis[(2)]	GAAP Basis	Economic Basis[(3)]
Three Months Ended								
December 31, 2023	$4,207,118	$ 49,539	4.71%	$ 4,066,298	$ 52,325	$ 23,985	5.15%	2.36%
September 30, 2023	4,447,098	50,107	4.51%	4,314,332	58,705	34,265	5.44%	3.18%
June 30, 2023	4,186,939	39,911	3.81%	3,985,577	48,671	25,189	4.88%	2.53%
March 31, 2023	3,769,954	38,012	4.03%	3,573,941	42,217	23,006	4.72%	2.57%
December 31, 2022	3,370,608	31,897	3.79%	3,256,153	29,512	20,098	3.63%	2.47%
September 30, 2022	3,571,037	35,611	3.99%	3,446,420	21,361	17,207	2.48%	2.00%
June 30, 2022	4,260,727	35,268	3.31%	4,111,544	8,180	6,575	0.80%	0.64%
March 31, 2022	5,545,844	41,857	3.02%	5,354,107	2,655	4,260	0.20%	0.32%
Years Ended								
December 31, 2023	$4,152,777	$ 177,569	4.28%	$ 3,985,037	$ 201,918	$ 106,445	5.07%	2.67%
December 31, 2022	4,187,054	144,633	3.45%	4,042,056	61,708	48,140	1.53%	1.19%

($ in thousands)

	Net Interest Income		Net Interest Spread	
	GAAP Basis	Economic Basis[(2)]	GAAP Basis	Economic Basis[(4)]
Three Months Ended				
December 31, 2023	$ (2,786)	$ 25,554	(0.44)%	2.35%
September 30, 2023	(8,598)	15,842	(0.93)%	1.33%
June 30, 2023	(8,760)	14,722	(1.07)%	1.28%
March 31, 2023	(4,205)	15,006	(0.69)%	1.46%
December 31, 2022	2,385	11,799	0.16%	1.32%
September 30, 2022	14,250	18,404	1.51%	1.99%
June 30, 2022	27,088	28,693	2.51%	2.67%
March 31, 2022	39,202	37,597	2.82%	2.70%
Years Ended				
December 31, 2023	$ (24,349)	$ 71,124	(0.79)%	1.61%
December 31, 2022	82,925	96,493	1.92%	2.26%

1. Portfolio yields and costs of borrowings presented in the tables above and the tables on pages 30 are calculated based on the average balances of the underlying investment portfolio/borrowings balances and are annualized for the periods presented. Average balances for quarterly periods are calculated using two data points, the beginning and ending balances.
2. Economic interest expense and economic net interest income presented in the tables above and the tables on page 30 includes the effect of our derivative instrument hedges for only the periods presented.
3. Represents interest cost of our borrowings and the effect of derivative instrument hedges attributed to the period divided by average RMBS.
4. Economic net interest spread is calculated by subtracting average economic cost of funds from realized yield on average RMBS.

Source: Company Financials

ORCHID ISLAND CAPITAL

Interest Income

The table below depicts Orchid's interest income and yield on average MBS if premium or discount associated with securities were amortized/accreted if Orchid used the available-for-sale accounting method for the years ended December 31, 2023, 2022 and 2021, and for each quarter of 2021 through 2023.

($ in thousands)

	Average RMBS Held(1)	Interest Income (2)	Yield on Average RMBS(3)	Unrealized Gains and Losses on PT RMBS			Inclusive of Premium Amortization/Discount Accretion	
				As Reported	Premium Amortization/ Discount Accretion(1)	Price Only Unrealized Gains (Losses)	Interest Income(4)	Yield on Avg RMBS(3)
Three Months Ended								
December 31, 2023	$4,207,118	$49,539	4.71%	$ 206,222	$ 8,067	$ 198,155	$ 57,606	5.48%
September 30, 2023	4,447,098	50,107	4.51%	(210,159)	7,252	(217,411)	57,359	5.16
June 30, 2023	4,186,939	39,911	3.81%	(68,898)	4,886	(73,784)	44,797	4.28
March 31, 2023	3,769,954	38,012	4.03%	53,444	4,774	48,670	42,786	4.54
December 31, 2022	3,370,608	31,897	3.79%	50,182	6,748	43,434	38,654	4.59
September 30, 2022	3,571,037	35,611	3.99%	(211,727)	4,647	(216,374)	40,258	4.51
June 30, 2022	4,260,727	35,268	3.31%	(176,042)	726	(176,768)	35,994	3.38
March 31, 2022	5,545,844	41,857	3.02%	(326,212)	(8,431)	(317,781)	33,426	2.41
December 31, 2021	6,056,259	44,421	2.93%	(90,357)	(11,492)	(78,865)	32,929	2.17
September 30, 2021	5,136,331	34,169	2.66%	(15,219)	(9,769)	(5,450)	24,400	1.90
June 30, 2021	4,504,887	29,254	2.60%	2,973	(9,184)	12,157	20,070	1.78
March 31, 2021	4,032,716	26,856	2.66%	(98,885)	(11,099)	(87,786)	15,757	1.56
Years Ended								
December 31, 2023	$4,152,777	$177,569	4.28%	$ (19,391)	$ 24,979	$ (44,370)	$ 202,548	4.88%
December 31, 2022	4,187,054	144,633	3.45%	(663,799)	3,690	(667,489)	148,323	3.54
December 31, 2021	4,932,548	134,700	2.73%	(201,488)	(41,544)	(159,944)	93,156	1.89

1. Premium amortization/discount accretion for each period is calculated using beginning of period market value of all securities versus premium/discount at the time the security is purchased. Figures presented are intended to approximate amortization/accretion over the life of the security to figures using premium/discount amortization/accretion based on amounts present at purchase date.
2. As reported in the Company's statements of comprehensive income using the fair value accounting method.
3. Quarterly figures are annualized.
4. Interest income – Inclusive of Premium Amortization/Discount Accretion and Yield on Average RMBS are non-GAAP measures.

Source: Company Press Releases

Securitized Products Returns December 2023

Last 12 months from December 2022 – sorted by total returns

	Last 12 Mo. (As of 12/31/23)		2022		12/31/2023
Sector	Total Return	Excess Return (vs. Swaps/Libor)	Total Return	Excess Return (vs. Swaps/Libor)	Current Spread / Price
NDX 100	53.8%	N/A	-33.0%	N/A	16826
CLO 2.0/3.0 BB	25.1%	19.3%	-4.8%	-7.4%	775
S&P500	24.2%	N/A	-19.4%	N/A	4770
CRTBI	20.7%	15.1%	-1.4%	-2.6%	330
CLO2.0/3.0 BBB	17.3%	11.8%	-3.6%	-6.2%	375
CRT M2/Old M3	16.0%	10.6%	1.2%	-0.6%	225
SPdown in credit indicator	15.1%	10.5%	-6.4%	-4.1%	NA
CLO2.0/3.0A	14.4%	8.9%	-2.6%	-5.2%	255
HY Corporate	13.5%	8.6%	-11.2%	-3.5%	369
LeveragedLoans	13.1%	7.7%	-0.6%	-3.2%	NA
CRT MI	11.0%	5.7%	1.7%	-0.4%	140
CLO 2.0/3.0AA	10.8%	5.7%	-0.7%	-3.4%	200
CLO2.0/3.0 Total	10.6%	5.2%	-0.4%	-3.1%	194
CLO2.0/3.0 AAA	8.6%	3.3%	0.5%	-2.3%	135
IGCorporate	8.4%	4.6%	-15.4%	-2.7%	144
SP return indicator	7.6%	2.8%	-4.6%	-2.8%	NA
FloatingABS	7.6%	2.3%	0.1%	-2.7%	108
LegacyRMBS	6.7%	1.4%	-7.0%	-7.4%	271
SPAAA indicator	6.6%	1.8%	-3.9%	-1.5%	NA
FixedABS	6.3%	1.5%	-4.4%	-0.6%	141
AgencyCMBS	5.1%	0.8%	-10.1%	-0.8%	82
AgencyMBS	5.0%	0.7%	-11.9%	-3.1%	91
CMBS	4.7%	0.3%	-10.2%	-2.1%	279
US Treasury	3.9%	0.1%	-12.9%	-1.1%	37
CMBS BBB	-1.1%	-5.5%	-14.2%	-6.9%	1349

Last 12 months from December 2022 – sorted by excess return

	Last 12 Mo. (As of 12/31/23)		2022		12/31/2023
Sector	Total Return	Excess Return (vs. Swaps/Libor)	Total Return	Excess Return (vs. Swaps/Libor)	Current Spread / Price
NDX 100	53.8%	N/A	-33.0%	N/A	16826
S&P500	24.2%	N/A	-19.4%	N/A	4770
CLO 2.0/3.0 BB	25.1%	19.3%	-4.8%	-7.4%	775
CRT BI	20.7%	15.1%	-1.4%	-2.6%	330
CLO 2.0/3.0 BBB	17.3%	11.8%	-3.6%	-6.2%	375
CRT M2/OldM3	16.0%	10.6%	1.2%	-0.6%	225
SP down in credit indicator	15.1%	10.5%	-6.4%	-4.1%	NA
CLO 2.0/3.0 A	14.4%	8.9%	-2.6%	-5.2%	255
HY Corporate	13.5%	8.6%	-11.2%	-3.5%	369
LeveragedLoans	13.1%	7.7%	-0.6%	-3.2%	NA
CLO 2.0/3.0 AA	10.8%	5.7%	-0.7%	-3.4%	200
CRT MI	11.0%	5.7%	1.7%	-0.4%	140
CLO 20/3.0Total	10.6%	5.2%	-0.4%	-3.1%	194
IGCorporate	8.4%	4.6%	-15.4%	-2.7%	144
CLO 2.0/3.0 AAA	8.6%	3.3%	0.5%	-2.3%	135
SP return indicator	7.6%	2.8%	-4.6%	-2.8%	NA
Floating ABS	7.6%	2.3%	0.1%	-2.7%	108
SP AAA indicator	6.6%	1.8%	-3.9%	-1.5%	NA
FixedABS	6.3%	1.5%	-4.4%	-0.6%	141
LegacyRMBS	6.7%	1.4%	-7.0%	-7.4%	271
AgencyCMBS	5.1%	0.8%	-10.1%	-0.8%	82
Agency MBS	5.0%	0.7%	-11.9%	-3.1%	91
CMBS	4.7%	0.3%	-10.2%	-2.1%	279
US Treasury	3.9%	0.1%	-12.9%	-1.1%	37
CMBS BBB	-1.1%	-5.5%	-14.2%	-6.9%	1349

Source: BofA Global Research - Securitized Products Returns for September 2023/ Securitized Products Strategy / 02 October 2023

ORCHID ISLAND CAPITAL

Securitized Products Returns December 2023

Securitized products total and excess returns versus swaps

	Mod	Total Returns				Excess Returns vs. Swaps			
	Dur	Dec-23	QTD	YTD	2022	12/23	QTD	YTD	2022
Agency MBS	5.8	4.2%	7.4%	5.0%	-11.9%	1.1%	1.7%	0.7%	-3.1%
UMBS CC	5.4	1.7%	3.6%	3.9%	-11.8%	0.0%	-0.1%	-4.8%	-4.0%
GNMA 30Y CC	4.0	1.3%	2.9%	3.1%	-11.7%	-0.3%	-0.4%	-4.8%	-4.2%
All FNMA	5.8	4.2%	7.5%	4.9%	-12.1%	1.1%	1.7%	0.7%	-3.2%
All GNMA	5.7	4.1%	7.7%	5.2%	-10.7%	1.0%	1.5%	0.9%	-2.3%
UMBS 30yr	6.1	4.6%	7.8%	4.9%	-12.6%	1.3%	1.8%	0.7%	-3.3%
2.0		5.4%	8.5%	4.4%	-0.8%	1.6%	2.1%	0.6%	0.2%
2.5		5.2%	8.3%	4.7%	-0.9%	1.6%	1.9%	0.8%	0.3%
3.0		5.0%	8.5%	5.9%	-0.4%	1.5%	2.2%	1.4%	0.5%
3.5		4.4%	7.8%	5.4%	-0.2%	1.1%	1.9%	1.1%	0.6%
4.0		4.2%	7.5%	5.6%	-0.6%	1.1%	1.7%	1.0%	0.1%
4.5		3.9%	7.0%	5.6%	-0.6%	0.9%	1.4%	0.6%	0.0%
5.0		3.2%	6.2%	5.4%	-0.4%	0.6%	1.2%	0.1%	0.0%
5.5		2.5%	5.5%	5.4%	-0.5%	0.3%	0.9%	-0.2%	-0.2%
6.0		1.8%	4.6%	5.6%	-0.3%	0.1%	0.6%	-0.1%	0.0%
6.5		1.4%	3.6%	5.6%	0.0%	0.1%	0.2%	-0.2%	0.0%
7.0		1.0%	3.0%	3.0%	0.0%	0.1%	0.4%	0.4%	0.0%
UMBS 15yr	4.0	2.2%	5.2%	4.6%	-9.0%	-0.1%	0.7%	0.3%	-2.2%
2.0		2.2%	5.6%	4.7%	-0.7%	-0.1%	0.9%	-0.3%	-0.2%
2.5		1.9%	5.0%	4.9%	-0.4%	-0.1%	1.0%	-0.1%	-0.1%
3.0		1.8%	4.2%	4.8%	0.0%	0.0%	0.6%	-0.1%	0.3%
3.5		1.8%	4.6%	5.2%	0.0%	-0.1%	0.8%	0.2%	0.3%
4.0		2.1%	4.9%	5.9%	-0.3%	0.1%	0.8%	0.2%	0.0%
4.5		2.4%	5.0%	3.4%	0.0%	0.3%	0.6%	0.4%	0.0%
5.0		2.1%	4.4%	4.4%	0.0%	0.1%	0.2%	0.2%	0.0%
Ginnie 30yr	5.7	4.1%	7.7%	5.2%	-10.8%	1.0%	1.5%	0.9%	-2.3%
2.0		5.1%	8.0%	4.7%	-13.6%	1.5%	1.8%	-0.2%	-3.6%
2.5		5.0%	8.1%	5.2%	-12.3%	1.4%	1.9%	0.1%	-3.2%
3.0		4.9%	8.1%	5.9%	-10.4%	1.3%	1.9%	0.6%	-2.6%
3.5		4.4%	7.4%	5.7%	-8.6%	1.0%	1.5%	0.2%	-0.5%
4.0		3.8%	7.1%	5.6%	-7.4%	0.7%	1.2%	0.0%	-0.2%
4.5		3.5%	6.9%	5.4%	-6.7%	0.7%	1.5%	-0.4%	0.7%
5.0		2.6%	6.1%	5.2%	-6.1%	0.2%	1.2%	-0.5%	0.5%
5.5		1.9%	5.2%	5.4%	-6.9%	0.0%	0.9%	-0.4%	-0.6%
6.0		1.4%	4.0%	5.2%	-0.2%	-0.2%	1.5%	0.9%	-0.1%
6.5		1.1%	3.2%	4.4%	0.0%	-0.2%	1.2%	1.0%	0.0%
7.0		0.7%	2.2%	2.2%	0.0%	-0.4%	-0.2%	-0.4%	0.0%
US Treasuries	6.4	3.4%	5.7%	3.9%	-12.9%	-0.1%	-0.2%	0.1%	-1.1%
1-3yrs	1.8	1.1%	2.5%	4.3%	-3.7%	0.0%	-0.1%	-0.4%	0.2%
3-5yrs	3.8	2.0%	4.0%	4.4%	-7.9%	-0.1%	-0.3%	0.1%	0.2%
5-7yrs	5.4	2.9%	5.2%	4.3%	-11.1%	-0.1%	-0.4%	0.1%	-0.5%
7-10yrs	7.3	3.9%	6.4%	3.4%	-14.7%	-0.2%	-0.8%	-0.6%	-0.6%
20+ yrs	17.0	8.6%	12.9%	2.2%	-30.7%	-1.0%	-0.8%	1.2%	-6.1%
Agency Debt	3.5	2.1%	3.9%	4.3%	-6.9%	0.0%	-0.2%	-0.2%	0.2%
Freddie	3.6	2.1%	3.9%	4.2%	-6.9%	0.0%	-0.3%	0.1%	0.1%
Fannie	3.5	2.1%	3.9%	4.4%	-7.8%	0.1%	-0.2%	-0.3%	0.3%
High Yield	3.9	3.7%	7.7%	13.9%	-11.2%	1.7%	2.9%	8.6%	-3.5%
High Grade	6.8	4.0%	7.9%	8.4%	-15.4%	0.3%	1.5%	4.6%	-2.7%
Banks	4.6	3.1%	6.4%	8.0%	-11.9%	0.6%	1.5%	3.7%	-2.4%
Financials	5.0	3.3%	6.6%	8.1%	-12.9%	0.5%	1.5%	3.8%	-2.5%
Non-Agency: Legacy									
Prime Fixed		3.1%	4.4%	7.0%	-10.6%	1.0%	0.1%	1.0%	-2.7%
Alt-A 5/1 WAC		2.4%	2.5%	7.3%	-6.3%	2.0%	1.3%	2.0%	-8.6%
Option ARM		2.6%	2.4%	7.4%	-7.0%	2.1%	1.1%	2.3%	-9.5%
Subprime ARM		2.4%	2.4%	5.9%	-6.5%	2.0%	1.2%	0.9%	-8.0%
Non-Agency: 2.0									
NonQM A1		1.6%	3.2%	4.7%	-0.9%	-0.5%	-1.0%	-4.9%	3.6%

	Mod	Total Returns				Excess Returns vs. Swaps			
	Dur	Dec-23	QTD	YTD	2022	12/23	QTD	YTD	2022
SP return indicator		1.7%	3.1%	7.8%	-4.6%	0.6%	0.7%	2.8%	2.8%
SP AAA indicator		1.5%	3.0%	6.7%	-3.9%	0.3%	0.5%	1.8%	1.8%
SP down in credit indicator		2.4%	4.4%	16.0%	-6.4%	1.8%	2.8%	10.9%	10.9%
CRS									
1M1		0.5%	2.3%	8.9%	1.2%	0.1%	0.9%	3.7%	0.9%
1M2		0.7%	3.5%	13.2%	2.9%	0.3%	2.1%	7.9%	2.3%
1B1		1.0%	4.0%	19.1%	0.7%	0.5%	2.6%	13.4%	3.2%
2M1		0.2%	2.0%	8.9%	0.4%	-0.3%	0.6%	3.8%	0.0%
2M2		1.1%	3.9%	15.0%	2.6%	0.7%	2.6%	9.6%	2.9%
2B1		0.8%	3.2%	19.2%	-0.9%	0.4%	1.9%	13.7%	2.4%
STACR									
Low LTV M1		0.5%	2.7%	11.0%	1.7%	0.0%	1.3%	5.7%	-0.4%
Low LTV New M2/CE/d M3		0.8%	3.5%	16.0%	1.2%	0.4%	2.1%	10.9%	-0.6%
Low LTV B1		1.1%	3.9%	20.7%	-1.4%	0.7%	2.6%	15.1%	-2.6%
High LTV M1		0.6%	3.3%	13.5%	-1.9%	0.2%	2.0%	8.2%	-3.2%
High LTV New M2/CE/d M3		0.8%	3.2%	17.2%	-0.6%	0.3%	1.9%	11.8%	-1.6%
High LTV B1		1.2%	4.0%	22.3%	-7.4%	0.7%	2.7%	16.5%	-7.8%
SFR Fixed									
A		0.5%	1.2%	6.1%	-2.2%	-1.6%	-0.1%	-0.7%	-6.1%
B		0.3%	1.1%	3.7%	-2.9%	-1.8%	-0.2%	-0.1%	-6.6%
C		0.3%	0.9%	3.0%	-4.0%	-1.8%	-0.4%	-0.6%	-2.8%
D		0.4%	0.9%	5.4%	-4.9%	-1.8%	-0.4%	-1.3%	-7.0%
E		0.5%	1.7%	7.6%	-3.7%	-1.6%	-2.6%	0.6%	-7.2%
CMBS	3.8	2.7%	4.5%	4.7%	-10.2%	0.6%	0.3%	0.3%	-2.1%
AAA	3.8	2.7%	4.7%	5.1%	-9.6%	0.5%	0.4%	0.8%	-1.2%
AA-BBB	3.4	2.9%	4.0%	2.8%	-12.6%	1.0%	0.1%	-1.6%	-6.3%
BBB	3.2	3.1%	2.9%	-1.1%	-14.2%	1.3%	-0.5%	-6.5%	-6.9%
Agency	4.5	2.7%	5.0%	5.1%	-10.1%	0.3%	0.2%	0.8%	-0.8%
SASB fixed		2.3%	4.4%	4.9%	-10.5%	0.7%	0.7%	1.0%	-2.8%
SASB floating		0.9%	1.9%	8.1%	8.1%	0.5%	0.6%	2.9%	-4.4%
ABS - Fixed	2.2	1.5%	2.9%	6.2%	-4.4%	0.2%	0.0%	1.5%	-0.6%
Autos	1.5	1.1%	2.4%	5.6%	-2.0%	0.1%	0.0%	0.7%	0.2%
Cards	1.9	1.3%	2.8%	4.8%	-0.9%	0.2%	0.1%	0.2%	0.1%
HEL	4.8	3.4%	5.0%	6.0%	-9.2%	0.8%	0.1%	1.8%	-4.2%
Other	3.0	1.9%	3.9%	7.7%	-7.6%	0.2%	-0.1%	3.0%	-1.6%
ABS - Floating	2.4	0.8%	1.8%	7.6%	0.1%	0.3%	0.5%	2.2%	-2.7%
Cards	1.7	0.7%	1.7%	6.1%	1.1%	0.2%	0.4%	1.0%	-1.5%
HEL	3.6	2.2%	2.8%	6.3%	-1.0%	1.7%	1.4%	1.0%	-0.9%
Other	3.0	0.8%	1.9%	8.2%	-0.2%	0.3%	0.5%	2.9%	-3.0%
Student loans	3.1	0.8%	1.9%	8.2%	-0.2%	0.3%	0.5%	2.9%	-3.0%
CLO 2.0/3.0 Total		1.1%	2.6%	10.6%	-0.4%	0.6%	1.2%	5.2%	-3.1%
CLO 2.0/3.0 AAA		0.8%	2.2%	8.6%	0.5%	0.3%	0.8%	3.3%	-2.3%
CLO 2.0/3.0 AA		1.2%	2.7%	10.9%	-0.7%	0.8%	1.5%	5.7%	-3.4%
CLO 2.0/3.0 A		1.1%	3.0%	14.4%	-2.6%	0.7%	1.7%	8.9%	-5.2%
CLO 2.0/3.0 BBB		2.1%	4.1%	17.3%	-0.6%	1.6%	2.8%	11.8%	-6.2%
CLO 2.0/3.0 BB		3.2%	6.1%	25.1%	-4.8%	2.8%	4.8%	19.2%	-7.4%

Source: BofA Global Research - Securitized Products Returns for December 2023/ Securitized Products Strategy / 02 January 2024